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     NEITHER THIS INSTRUMENT NOR THE SHARES OF CLASS B COMMON STOCK
(THE "CLASS B STOCK") OF KV PHARMACEUTICAL COMPANY (THE "COMPANY") WHICH MAY BE ACQUIRED BY THE EXERCISE OF THE RIGHTS GRANTED HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), IN RELIANCE ON THE EXEMPTION PROVIDED BY
SECTION 4(1) OF THE 1933 ACT, OR UNDER ANY STATE SECURITIES LAW IN RELIANCE ON ANALOGOUS EXEMPTIONS. NEITHER THIS INSTRUMENT NOR ANY OF SUCH UNDERLYING SHARES, ONCE PURCHASED, MAY BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF AT ANY TIME ABSENT EITHER REGISTRATION UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES
LAWS OR DELIVERY TO THE COMPANY OF ADVANCE NOTICE OF THE INTENDED SALE, TRANSFER OR OTHER DISPOSITION AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THOSE LAWS FOR SUCH SALE, TRANSFER OR OTHER DISPOSITION AND THAT ANY SUCH SALE, TRANSFER OR OTHER DISPOSITION WILL NOT BE IN VIOLATION OF THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

BY ACCEPTING THIS INSTRUMENT, THE HOLDER HEREOF AGREES THAT THIS INSTRUMENT AND ANY SHARES OF CLASS B STOCK RECEIVED UPON THE EXERCISE OF THE PURCHASE RIGHT GRANTED HEREUNDER ARE OR WILL BE TAKEN FOR INVESTMENT AND NOT WITH A VIEW TOWARD THE TRANSFER OR DISTRIBUTION OF ANY PORTION HEREOF OR THEREOF IN THE ABSENCE OF REGISTRATION THEREOF UNDER THE 1933 ACT OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION IN CONNECTION WITH ANY SUCH DISPOSAL, AS CONTEMPLATED IN THE PRECEDING PARAGRAPH.


                     STOCK OPTION AGREEMENT
                     ----------------------

                      To Purchase Shares of
                     Class B Common Stock of
                    KV PHARMACEUTICAL COMPANY

     THIS CERTIFIES THAT ------------------------- is hereby granted the option to purchase, at the option price of $------- per share, all or any part of -----------------------------------------
fully paid and non-assessable shares of the Class B common stock, par value $0.01 per share, of KV Pharmaceutical Company, a Delaware Corporation (hereinafter called the "Company"), upon and subject to the following terms and conditions:

     This Option and all rights to purchase shares hereunder shall expire February 18, 1996 (hereinafter called the "Expiration
Date").

     This Option and all rights hereunder shall be assignable and transferable, subject to the provisions hereof.

     This Option shall be exercisable from time to time as to all or any of the shares purchasable hereunder.


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     This Option may be exercised from time to time only by
delivery to the Company at its main office (attention of the Secretary) of a duly signed notice in writing stating the number of shares with respect to which this Option is being exercised and the time and date of delivery thereof, which time and date of delivery shall be during the normal business hours of the Company on a regular business day not less than fifteen (15) days after the giving of such notice unless an earlier date has been mutually agreed upon; provided, however, that not less than ten (10) shares may be purchased at any one time unless the number purchased is the total number then purchasable hereunder; and provided further that this Option may not be exercised at any time when this Option or the granting or exercise hereof violates any law or governmental order or regulation. At the time of delivery specified in such notice, the Company shall, without transfer or issue tax to the holder (or other person entitled to exercise this Option) transfer and set aside for the benefit of the holder (or other person entitled to exercise this Option) a certificate or certificates out of the Company's theretofore authorized but unissued or reacquired shares of Class B common stock, par value $.01 per share, as the Company may elect (with appropriate legend thereon, if deemed necessary by the Company, containing the representation by the person exercising the Option that the shares purchased shall be for investment purposes and not with a view to resale or distribution) against payment of the option price in full for the number of shares purchased by either (i) cash (including a certified or bank cashier's check or the equivalent thereof), or (ii) at the discretion of the Board of Directors of the Company, by delivering at fair market value, as determined by the Board of Directors, Company common stock already owned by the holder hereof, or (iii) any combination of cash and Company common stock, to be held by the Company and subsequently delivered to the holder (or such other person) as hereinafter provided. If the holder fails to pay for any part of the number of shares specified in such notice as required, the right to purchase such shares may be terminated by the Board of Directors.

     To the extent that this Option has not been exercised in full prior to its termination or expiration date, whichever occurs sooner, it shall terminate and become void and of no effect.

     Upon payment of the purchase price therefor the Company shall deliver to the holder, as soon as practicable thereafter, certificates representing the Class B Common Stock purchased hereunder (the "Certificates"), free and clear of restrictions except for the restrictions which are necessary to assure compliance by the Company and the holder with applicable federal and state securities laws and/or the listing requirements of any national securities exchange.

     This Option shall not confer upon the holder any right to remain in the employ of the Company or any subsidiary thereof, if

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applicable, and shall not confer upon the holder any rights in the stock of the Company prior to the issuance of a stock certificate pursuant to the exercise of this Option. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation, or in the event that there is a corporate transaction by reason of reorgan-ization, merger, consolidation, recapitalization, reclassification, stock split-up, spin-off, combination of shares or dividend payable in capital stock, this Option shall, to the extent that it has not been exercised, entitle the holder upon the subsequent exercise of this Option to such number and kind of securities or other property, subject to the terms of the Option, to which the holder would be entitled had the holder actually owned the shares subject to the unexercised portion of this Option at the time of the occurrence of such event, and the aggregate purchase price upon the subsequent exercise of this Option shall be the same as if the common stock of the Company originally optioned were being purchased as provided herein. Any such adjustment made by the Board of Directors shall be conclusive.

     The Company may postpone the issuance and delivery of shares upon any exercise of this Option, if necessary, until admission of such shares to listing on any stock exchange and completion of registration and qualification of such shares under any applicable state or federal law, rule or regulation.

     The holder hereof shall make such representations and furnish such information to the Company as may be appropriate to permit the Company to issue such shares in compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable law, including state securities laws. Without limiting the generality of the foregoing, if requested by the Company, the holder will represent, in form acceptable to the Company, that the holder is purchasing any shares issued pursuant hereto for investment purposes and not with a view to resale or distribution. The holder, by acceptance of this Option, hereby consents to the placing of a restrictive legend on any stock certificate for shares purchased hereunder, setting forth the restrictions applicable to the further resale, transfer or other conveyance thereof without registration under the Securities Act or other applicable law or the availability of an exemption from registration thereunder and to the placing of transfer restrictions on the records of the transfer agent for such shares. In addition, the holder hereof will not thereafter resell, transfer or otherwise convey any shares purchased hereunder without compliance with one of the following three conditions: (1) an opinion of the holder's counsel is received, in form and substance satisfactory to counsel

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for the Company, that registration under the Securities Act and applicable state securities laws is not required; or (2) such shares have been registered for sale under the Securities Act and any applicable state securities laws; or (3) a "no-action" letter is received from the staff of the Securities and Exchange Commission and from applicable state securities agencies, based on an opinion of the holder's counsel in form and substance reasonably satisfactory to counsel for the Company, advising that registration under the Securities Act is not required.

     A determination by the Board of Directors of any question which may arise with respect to the interpretation and construction of the provisions of this Option shall be final.

     WITNESS the seal of the Company and the signatures of its duly authorized officers.


Dated: -----------------

(Corporate Seal)                   KV PHARMACEUTICAL COMPANY

ATTEST:

                                   By -----------------------
-----------------------------
                    Secretary

ACCEPTED:



-------------------------------------
----------------------, Option Holder
35029.1

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